Exhibit (e)(xiii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K



                          Amendment No. 2 to EXHIBIT A

                        to Shareholder Services Agreement with
                     the Vision Group of Funds, Inc. (the "Funds")
                             dated November 9, 1995

                        FUNDS COVERED BY THIS AGREEMENT:

                            VISION MONEY MARKET FUND

                                 Class A Shares

                                 Class S Shares

                        VISION TREASURY MONEY MARKET FUND

                                 Class A Shares

                                 Class S Shares

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

                                 Class A Shares*

                     VISION U.S. GOVERNMENT SECURITIES FUND

                                 Class A Shares*

                      VISION NEW YORK MUNICIPAL INCOME FUND

                                 Class A Shares*

                          VISION GROWTH AND INCOME FUND

                                 Class A Shares*

                        VISION CAPITAL APPRECIATION FUND

                                 Class A Shares*

                            VISION EQUITY INCOME FUND

                                 Class A Shares*

                          VISION LARGE CAP GROWTH FUND

                                 Class A Shares

SHAREHOLDER SERVICE FEES

1. During the term of this Agreement, the Funds will pay Provider a quarterly fee. This fee will be computed at the annual rate of .25% of the average net asset value of shares of the Funds held during the quarter in accounts for which the Provider provides Services under this Agreement, so long as the average net asset value of Shares in the Funds during the quarter equals or exceeds such minimum amount as the Funds shall from time to time determine and communicate in writing to the Provider.

2. For the quarterly period in which the Shareholder Services Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

*Outstanding shares of the Fund were redesignated as Class A Shares effective June 1, 1999.

                              MANUFACTURER'S AND TRADERS TRUST COMPANY

                           By: /S/ KENNETH G. THOMPSON

                            Name: Kenneth G. Thompson

                              Title: Vice President

                              FEDERATED ADMINISTRATIVE SERVICES

                             By: /S/ KEITH A. ANTLE

                              Name:  Keith A. Antle

                              Title: Vice President

Dated:  June 1, 1999

                                                 Exhibit (e)(xv) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K



                          Amendment No. 3 to EXHIBIT A

                        to Shareholder Services Agreement with
                     the Vision Group of Funds, Inc. (the "Funds")
                             dated November 9, 1995

                        FUNDS COVERED BY THIS AGREEMENT:

                            VISION MONEY MARKET FUND

                                 Class A Shares

                                 Class S Shares

                        VISION TREASURY MONEY MARKET FUND

                                 Class A Shares

                                 Class S Shares

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

                                 Class A Shares*

                     VISION U.S. GOVERNMENT SECURITIES FUND

                                 Class A Shares*

                      VISION NEW YORK MUNICIPAL INCOME FUND

                                 Class A Shares*

                          VISION GROWTH AND INCOME FUND

                                 Class A Shares*

                        VISION CAPITAL APPRECIATION FUND

                                 Class A Shares*

                            VISION EQUITY INCOME FUND

                                 Class A Shares*

                          VISION LARGE CAP GROWTH FUND

                                 Class A Shares

                            VISION MID CAP STOCK FUND

                                 Class A Shares

                                 Class B Shares

SHAREHOLDER SERVICE FEES

1. During the term of this Agreement, the Funds will pay Provider a quarterly fee. This fee will be computed at the annual rate of .25% of the average net asset value of shares of the Funds held during the quarter in accounts for which the Provider provides Services under this Agreement, so long as the average net asset value of Shares in the Funds during the quarter equals or exceeds such minimum amount as the Funds shall from time to time determine and communicate in writing to the Provider.

2. For the quarterly period in which the Shareholder Services Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

*Outstanding shares of the Fund were redesignated as Class A Shares effective June 1, 1999.

                              MANUFACTURER'S AND TRADERS TRUST COMPANY

                           By: /S/ KENNETH G. THOMPSON

                            Name: Kenneth G. Thompson

                              Title: Vice President

                              FEDERATED ADMINISTRATIVE SERVICES

                             By: /S/ KEITH A. ANTLE

                              Name:  Keith A. Antle

                              Title: Vice President

Dated:  July 1, 1999

                                                Exhibit (e)(xvi) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K


                          Amendment No. 4 to EXHIBIT A

                        to Shareholder Services Agreement with
                     the Vision Group of Funds, Inc. (the "Funds")
                             dated November 9, 1995

                        FUNDS COVERED BY THIS AGREEMENT:

                            VISION MONEY MARKET FUND

                                 Class A Shares

                                 Class S Shares

                        VISION TREASURY MONEY MARKET FUND

                                 Class A Shares

                                 Class S Shares

                   VISION NEW YORK TAX-FREE MONEY MARKET FUND

                                 Class A Shares*

                     VISION U.S. GOVERNMENT SECURITIES FUND

                                 Class A Shares*

                      VISION NEW YORK MUNICIPAL INCOME FUND

                                 Class A Shares*

                           VISION LARGE CAP VALUE FUND

                      (FORMERLY VISION EQUITY INCOME FUND)

                                 Class A Shares*

                                 Class B Shares

                          VISION LARGE CAP GROWTH FUND

                                 Class A Shares

                                 Class B Shares

                            VISION MID CAP STOCK FUND

                                 Class A Shares

                                 Class B Shares

SHAREHOLDER SERVICE FEES

1. During the term of this Agreement, the Funds will pay Provider a quarterly fee. This fee will be computed at the annual rate of .25% of the average net asset value of shares of the Funds held during the quarter in accounts for which the Provider provides Services under this Agreement, so long as the average net asset value of Shares in the Funds during the quarter equals or exceeds such minimum amount as the Funds shall from time to time determine and communicate in writing to the Provider.

2. For the quarterly period in which the Shareholder Services Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

*Outstanding shares of the Fund were redesignated as Class A Shares effective June 1, 1999.

                              MANUFACTURER'S AND TRADERS TRUST COMPANY

                           By: /S/ KENNETH G. THOMPSON

                            Name: Kenneth G. Thompson

                              Title: Vice President

                              FEDERATED ADMINISTRATIVE SERVICES

                             By: /S/ KEITH A. ANTLE

                              Name:  Keith A. Antle

                              Title: Vice President

Dated:  August 20, 1999